Exhibit 99.1

NeOnc Technologies Holdings Announces Effectiveness

of Registration Statement and Anticipated Listing Date

of Common Stock on Nasdaq Global Market

– Anticipated Listing March 26, Nasdaq Global Market: Symbol NTHI –

Westlake Village, California – March 25, 2025 – NeOnc Technologies Holdings, Inc. (“NeOnc” or the “Company,” to be listed on the NASDAQ Global Market under the symbol: NTHI), a clinical-stage medical biotechnology company, today announced that its registration statement on Form S-1, as filed with the Securities and Exchange Commission (“SEC”), relating to a proposed public direct listing of its common stock, has been declared effective by the SEC. The Company anticipates that its common stock will begin trading on the Nasdaq Global Market under ticker symbol “NTHI” on March 26, 2025.

A copy of the prospectus related to the registration statement may be obtained by visiting EDGAR on the SEC website or via the investor relations page of NeOnc’s website at neonctech.com.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NeOnc Technologies, Holdings, Inc.

NeOnc Technologies Holdings, Inc. is a clinical-stage life sciences company focused on the development and commercialization of central nervous system therapeutics that are designed to address the persistent challenges in overcoming the blood-brain barrier.

The Company’s NEO™ drug development platform has produced a portfolio of novel drug candidates and delivery methods with patent protections extending to 2038. These proprietary chemotherapy agents have demonstrated positive effects in laboratory tests on various types of cancers and in clinical trials treating malignant gliomas. NeOnc’s NEO100™ and NEO212™ therapeutics are in Phase II human clinical trials and are advancing under FDA Fast-Track and Investigational New Drug (IND) status.

The Company has exclusively licensed an extensive worldwide patent portfolio from the University of Southern California, consisting of issued patents and pending applications related to NEO100, NEO212, and other products from the NeOnc patent family for multiple uses, including oncological and neurological conditions.

For more about NeOnc and its pioneering technology, visit neonctech.com.

Important Cautions Regarding Forward Looking Statements

All statements other than statements of historical facts included in this press release are “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). Generally, such forward-looking statements include statements regarding our expectations, possible or assumed future actions, business strategies, events, or results of operations, including statements regarding our expectations or predictions or future financial or business performance or conditions and those statements that use forward-looking words such as “projected,” “expect,” “possibility” and “anticipate,” or similar expressions. The achievement or success of the matters covered by such forward-looking statements involve significant risks, uncertainties, and assumptions. Actual results could differ materially from current projections or implied results.

The Company cautions that statements and assumptions made in this news release constitute forward-looking statements without guaranteeing future performance. Forward-looking statements are based on estimates and opinions of management at the time statements are made. The information set forth herein speaks only as of the date hereof. The Company and its management are under no obligation, and expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements following the date of this news release, whether because of new information, future events, or otherwise, except as required by law.

Company Contact:

Patrick Walters

Chief Operations Officer

NeOnc Technologies Holdings, Inc.

info@neonc.com

Investor Relations:

Roger Pondel / Laurie Berman

PondelWilkinson Inc.

(310) 279-5980

rpondel@pondel.com

lberman@pondel.com